*	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.


January 8, 1997
Our Ref: B96-7701-RJTL-RJ0350-001



Atlantic Coast Airlines
1 Export Drive,
Sterling, Virginia,
U.S.A. 20164


Gentlemen,

Letter Agreement No. 001 to Purchase Agreement No. RJ-0350 dated January 8, 1997 (the "Agreement" between Bombardier Inc. ("BRAD") and Atlantic Coast Airlines ("Buyer") relating to the purchase of twelve (12)
Canadair Regional Jet Aircraft (the "Aircraft")

Subject:		Credit Memorandum

1.0	This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below.
All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

2.0







Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.


Yours truly,
BOMBARDIER INC.



________________________				Date:_____________
Michel Bourgeois
Vice President, Contracts





Acknowledged and Accepted


Atlantic Coast Airlines



________________________				Date:_____________
James B. Glennon
Sr. Vice President and C.F.O.


	Letter Agreement 001
		Credit Memorandum

	Atlantic Coast Airlines		3
Date:3/22/97


Initials

Buyer________
BRAD ________